COMMITMENTS AND CONTINGENCIES	3 Months Ended	12 Months Ended
	Mar. 31, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
11.	commitments and contingencies

Commitments:

Lease Arrangements — The Company leases its main office facility and laboratory space in San Francisco, CA under a one-year lease agreement with QB3 Incubator Partners, LP. The lease agreement was entered into in October 2013 and provides for rental payments of approximately $7 per month.

Rent expense for the three months ended March 31, 2014 and 2013 was approximately $21 and $8, respectively.

The Company and PGI entered into a services agreement pursuant to which PGI will provide certain services to the Company related to PGI’s proprietary analytical systems (refer to Note INTANGABLE ASSETS). The Company agreed to a payment commitment of $450 at a minimum annual rate of $150, for each of three years. The Services Agreement is for a term of the later of 3 years or the completion of any study plan accepted by the parties under the services agreement.

Pursuant to the December 12, 2013 license agreement between the Company and the University of Massachusetts, the Company is required to pay an annual license maintenance fee of $15 as long as the agreement remains in effect and the related patents remain valid. The Company is also obligated to reimburse the university for all patent costs incurred that are related to the licensed patents for the duration of the agreement term.

Contingencies :

On January 10, 2014, the Company entered into a license agreement (“PGI License Agreement”) with PGI Drug Discovery, LLC (“PGI”). Pursuant to the terms of the agreement, the Company agreed to pay PGI up to an aggregate of $4,000 in development milestones through NDA submission. Milestone based payments payable by the Company under the PGI License Agreement are as follows: (i) $1,000 upon successful completion of the first Phase 2b clinical study, and (ii) $3,000 million upon submission of a New Drug Application with the United States Food and Drug Administration or a comparable submission outside of the United States.

Pursuant to the LPC Purchase Agreement (refer to Note COMMON STOCK PRIVATE PLACEMENTS), the Company may be required to issue up to 3,500,000 shares of common stock to LPC on a pro rata basis if and when the Company utilizes funding available under the agreement.

Pursuant to the MDx Purchase Agreement (refer to Note SUBSEQUENT EVENTS) and contingent upon (i) the Company entering into a direct licensing agreement with the University of Leipzig (“Leipzig”) pursuant to which Leipzig would grant the Company a direct license to certain assets now licensed to MDx by Leipzig, and (ii) MDx terminating the license agreement it currently holds with Leipzig with the Company’s prior written consent, the Company has agreed to issue to MDx 6,500,000 shares of the Company’s common stock and will provide MDx with piggy-back registration rights as it relates to such shares.

Pursuant to the December 12, 2013 license agreement between the Company and the University of Massachusetts, the Company is obligated to pay the university certain amounts in the event certain events occur or milestones are achieved. Milestones to be paid under the agreement are as follows: (i) $50 upon first human dosing, (ii) $75 upon initiation of first Phase 2 clinical trial, (iii) $100 upon initiation of first Phase 3 clinical trial, and (iv) $500 upon first product approval in the United States. Following commercial launch, the Company is required to pay a royalty to the university equal to 2% of net sales, as defined under the agreement, subject to certain royalty minimums ranging from $125 to $500 per year. The Company is also obligated to pay to the university 10% of any sub-license income generated under the agreement.

The Company is in technical default of certain convertible notes that were due prior to March 31, 2014, and is also late with regard to making payments to various trade account vendors for goods and services received. Presently the Company is not aware of any accounts that have been turned over to collection agencies or that might result in a lawsuit with the Company.

11.	commitments and contingencies

Lease Arrangements — The Company leases its main office facility and laboratory space in San Francisco, CA under a one-year lease agreement with QB3 Incubator Partners, LP. The lease agreement was entered into in October 2013 and provides for rental payments of $6,700 per month.

Rent expense for the years ended December 31, 2013 and 2012 was $29,511 and $33,596, respectively.

Contingencies — From time to time, the Company may become involved in litigation. On January 6, 2012, the Company was served a summons regarding the filing of a lawsuit (Complaint for Breach of Contract, Specific Performance and Common Counts) against the Company by a former consultant to the Company, Peter Freeman v. Amarantus Biosciences, Inc. In August 2012, the Company reached a settlement with Mr. Freeman whereby he received payment of $44,000 in monthly installments of $5,000, and the settlement amounts were fully paid in the year ended December 31, 2012.

Amarantus is continuing to review the Company’s legal options with respect to the material misrepresentations made by the officers of Power3 Medical and the Company’s rights in the IP.

The Company is in non-payment of certain convertible notes that were due prior to December 31, 2013, and is also late with regard to making payments to various trade account vendors for goods and services received. Presently the Company is not aware of any accounts that have been turned over to collection agencies or that might result in a lawsuit with the Company.

The Company incurred various obligations related to the original acquisition of its intellectual property around the time the Company was founded. These transactions are described more fully in Note 16, including a reference to contingent obligations reflected in the financial statements.